UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Interpublic Group of Companies, Inc. (the “Company”) announced a development in the investigation being conducted by the staff of the Securities and Exchange Commission into the Company’s restatements announced in 2002 and 2005. As the Company has previously disclosed, it has been cooperating fully with the investigation since its inception.

The staff has informed the Company that it intends to seek approval from the Commission to enter into settlement discussions with the Company and, failing a settlement, to commence an action charging the Company with various violations of the federal securities laws. In that connection, the staff has sent to the Company a “Wells notice,” which invites the Company to make a responsive submission before the staff makes a final determination concerning its recommendation to the Commission. The Company understands that, under recently revised settlement procedures, the Commission's authorization to settle includes authorization to litigate if settlement fails, so the issuance of a Wells notice is now a prerequisite to settlement negotiations with the Commission staff.

The Company expects to discuss settlement with the staff once the Commission authorizes the staff to engage in such discussions and believes that the issuance of the notice represents a step towards concluding this matter. The Company cannot at this time predict what the Commission will authorize or the outcome of any settlement negotiations.

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Cautionary Statement

This current report on Form 8-K contains forward-looking statements. Statements in this report that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
•	our ability to attract new clients and retain existing clients;
•	our ability to retain and attract key employees;
•	risks associated with assumptions we make in connection with our critical accounting estimates;
•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
•	potential adverse developments in connection with the ongoing SEC investigation;
•	potential downgrades in the credit ratings of our securities;
•	risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2006 Annual Report on Form 10-K under Item 1A, Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: June 14, 2007	By: /s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary